UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019 (September 9, 2019)

Integral Technologies, Inc.

(Exact Name of Company as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mulberry, Marietta, Ohio	45750
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	itkg	otc

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01          Entry Into a Material Definitive Agreement

On September 9, 2019, Integral Technologies, Inc. (the "Company") entered into a Technology Asset Purchase Agreement (the “Agreement’) with Pivotal Battery Corp. (“Pivotal”), a Delaware corporation, completing the sale of our bipolar plate technology, including U.S. Patent Applications Nos. 14/822,315 (Bipolar Plate and Method of Making and Using Same) and 16/236,533 (Method of Making Bipolar Plate), which includes our entire right, title and interest in such Patent Applications and the rights to the related Pending Patents. The sale includes, but is not limited to, all of the Company’s trade secrets, know-how, confidential or proprietary information, shop rights, technical data, technology licenses, concepts, drawings, schematics, prototypes, improvements, enhancements, upgrades, materials, works of authorship, derivative, and derivative works related to the patent applications and pending patents for the bipolar plate (the “Technology”).

The total purchase price for the Technology was $2,000,000, with the initial payment of $200,000 and the balance of $1,800,000 paid through a promissory note (the “Promissory Note”) due over a two (2) year period at an interest rate of 7% per annum. The Company shall also receive 1,500,000 shares of Pivotal’s common stock, par value $0.001.

The above summary is qualified in its entirety by the contents of the transaction document, which is attached hereto as Exhibit 10.1 to Item 9.01 of this Form 8-K and which are incorporated herein by reference.

Item 2.01          Completion of Acquisition or Disposition of Assets

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the sale of the assets is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Technology Asset Purchase Agreement dated September 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: September 10, 2019	By:	/s/ Doug Bathauer
	Name:	Doug Bathauer
	Title:	Chief Executive Officer